Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated September 23, 2020 to the VUL OptimizerSM Prospectus dated May 1, 2020

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding the VUL OptimizerSM Automated Income Service. As applicable to your policy, please note the changes described below.

Effective immediately, the VUL OptimizerSM Automated Income Service will be available for all policy owners. Accordingly, the following is added to the “Death benefits and accessing your money” section of the prospectus immediately preceding Borrowing from your policy:

Automated Income Service

On or after the 10th policy anniversary, the automated income service permits a policy owner to request a start and end date for income payments on a periodic basis. Income payments can be made on a monthly, quarterly, semi-annual or annual basis. The income payment request can be made in the form of a percentage of the policy’s net cash surrender value or a specific dollar amount. Amounts withdrawn under the automated income service will be treated as a partial withdrawal up to the amount of your basis in the policy and then will be treated as a loan, if necessary, up to a maximum of 90% of the policy’s net cash surrender value. The income payments will continue until you instruct us to stop them or 90% of the policy’s net cash surrender value has been reached. See “Making withdrawals from your policy” below for more information about partial withdrawals and “Borrowing from your policy” below for more information on policy loans.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2020 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

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